EXHIBIT 10.18

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO SUPPLY AGREEMENT (“First Amendment”) is made and entered into as of the execution by the last party hereto (“Amendment Effective Date”) by and between EMD Millipore Corporation, (“Millipore”) and Oxford Immunotec, Ltd. (“Oxford”).

RECITALS

WHEREAS, Millipore Corporation and Oxford entered into that certain Supply Agreement effective 1 January 2009 (the “Agreement”); and

WHEREAS, on or about December 31, 2011, Millipore Corporation changed its name to EMD Millipore Corporation; and

WHEREAS, the Parties intend to extend the term of the Agreement and modify certain terms and conditions.

NOW THEREFORE, based upon the above premises, the parties agree as follows:

1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in the Agreement.

2. Extension of Supply Term. Section 10.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

10.1 Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until December 31, 2018 (“Term”).

3. Terminated Paragraphs & Exhibits. Paragraphs 2.1, 2.4, 2.5, 3.1, 3.2, and Exhibit B of the Agreement are hereby deleted in their entirety. After the Amendment Effective Date, the parties shall no longer have any rights or obligations for compliance with the deleted paragraphs and Exhibit.

4. New Pricing. New paragraphs 2.1A and 2.5A are added to the Agreement as follows:

2.1A Product Pricing and Payment Terms. Product prices ordered after November 1, 2013 are set forth in Exhibit B1, attached hereto and incorporated herein by this reference. Millipore shall invoice Oxford concurrently with each Product shipment and Oxford shall pay Millipore in full, without setoff, within thirty (30) days of the invoice date. A late fee equal to [***]% per month will be added to invoices unpaid after fifteen (15) days of the invoice due date.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

2.5A Remaining CY2013 Product Purchases at Special Price. In an effort to define and finalize Millipore’s rebate obligations for 2013, it will allow Oxford to place Orders to buy (and Millipore shall accept Orders to sell) up to [***] Products before November 1, 2013 at a special price of £[***]/Product (“Final CY 2013 Orders”). Orders in excess of [***] Products shall be at prices listed in Exhibit B1.

Delivery of Products pursuant to Final CY2013 Orders shall be delivered ratably over the first two quarters of CY2014. For example, if [***] Final CY 2013 Orders are placed by Oxford prior to 1 November 2013, the prospective delivery dates of those Orders would be [***] Products on or about Feb 15, 2014; [***] Products on or about March 15, 2014; [***] Products on or about April 30, 2014; [***] Products on or about May 30, 2014.

5. Product Ordering and Forecasting. A new paragraph 3.1A is added to the Agreement as follows:

3.1A Ordering; Forecasting. No later than 1 October of each calendar year, Oxford shall provide Millipore with a non-binding written annual forecast of its intended Product purchases for the next calendar year.

No later than 1 January 1 April, 1 July and 1 October (“Order Date”) of each calendar year, Oxford shall provide Millipore with their written, binding and irrevocable purchase order (“Orders”) for Products purchased under this Agreement. Each Order shall specify the following: (a) the quantity and description of each Product ordered, with an minimum Order quantity of [***] Products; (b) the address of the delivery site; (c) requested delivery date, which delivery date shall not be less than eight (8) weeks from the date of an Order. In the event that Order exceeds [***] Products, Millipore may extend the delivery date beyond eight (8) weeks from the Order Date, in its sole discretion, to a commercially reasonable extended delivery date that will reach Oxford before the end of that quarter. Millipore shall promptly confirm each Order, in writing, which shall be deemed its acceptance of that Order according to the terms and conditions of the Agreement.

Millipore shall accept Orders other than those placed on or by the Order Dates as described above (“Additional Orders”), except when (a) such Additional Order exceeds [***] Products; or (b) Oxford has placed more than two (2) Additional Orders during any calendar quarter; or (c) cumulative Orders in any calendar quarter exceed [***] Products (collectively “Non-Conforming Additional Orders”), in each case Millipore may, in its sole discretion, accept such Non-Conforming Additional Orders and/or schedule Product delivery for any Non-Conforming Additional Order within a commercially reasonable timeframe.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

6. Confidentiality of Agreement. The following is hereby added to the end of paragraph 5.2:

Notwithstanding the foregoing, Oxford shall be entitled to disclose this Agreement to the extent required by applicable law or regulation.

7. No Debarment. A new paragraph 6.4A is added to the Agreement as follows:

Millipore represents and warrants that neither it nor any its employees involved in manufacturing Product as of the Effective Date (i) is currently excluded, debarred, or otherwise ineligible to participate in US federal health care programs as defined in 42 U.S.C. § 1320a-7b(f) (the “Federal healthcare programs”); or (ii) to its knowledge has been convicted of a criminal offense related to the provision of healthcare items or services that could result in being excluded, debarred, or otherwise declared ineligible to participate in the Federal healthcare programs; or (iii) to its knowledge, is under investigation or otherwise aware of any circumstances which may result in Millipore being excluded from participation in the Federal healthcare programs.

8. Notice to Oxford. The notice provision is hereby amended to read as follows with respect to notice to Oxford:

If to Oxford, to it at:	Oxford Immunotec, Ltd.
94C Innovation Drive
Milton Park
Abingdon, Oxfordshire, OX14 4RZ
United Kingdom
Attn: Peter Edwardson
Telephone 44(0)1235 442797
Facsimile 44(0)1235 442781

With a copy to:	Oxford Immunotec, Inc.
700 Nickerson Road, Suite 200
Marlborough, MA 01752
Attn: General Counsel

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

9. Full Force and Effect. Except as expressly set forth in this First Amendment all terms, conditions and covenants set forth in the Agreement shall remain in full force and effect. In the event of any conflict between the provisions of this First Amendment and the provisions of the Agreement, the provisions of this First Amendment shall control.

10. Authority to Sign. Each of the individuals signing this First Amendment, by signing this First Amendment, individually represent and warrant that such party has the authority to sign this First Amendment and to bind the party on behalf of whom such individual is signing.

11. Counterparts. This First Amendment may be executed in counterparts, which when taken together shall constitute one and the same instrument.

AGREED AND ACCEPTED BY: EMD Millipore Corporation		Oxford Immunotec Ltd.

/s/ Kerry J. Larkin		/s/ Peter Edwaldson
By:	Kerry J. Larkin	By:	Peter Edwaldson

Title:	Head of Sep & Prep Business Field	Title:	General Manager (UK)

Date	September 27, 2013	Date	19th September 2013

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

Exhibit B1

Product Prices & Increases

Price: £[***]/Product

Annual Price Increases: Millipore may increase Product prices, beginning after 1 January 2016, no more than once per calendar year, by providing Oxford thirty (30) days prior written notice. In no event shall any annual Product price increase exceed the greater of: (i) [***] percent ([***]%) or (ii) increase in the UK RPIX for the preceding twelve months (UK Retail Price Index excluding mortgage interest —see office of National Statistics http://www.ons.gov.uk/ons/key-figures/index.html), in any calendar year.